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                                                                  EXECUTION COPY




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                                   AMENDMENT NO. 4

                               Dated as of May 30, 1997

                                          to

                             SALE AND SERVICING AGREEMENT

                            Dated as of December 28, 1995

                                        among

                    OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                        Issuer

                         OLYMPIC RECEIVABLES FINANCE CORP. II
                                        Seller

                                ARCADIA FINANCIAL LTD.
                          (formerly Olympic Financial Ltd.)
                      In its individual capacity and as Servicer

                                         and

                     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                   Backup Servicer




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                                  TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                                      ARTICLE I

                                     DEFINITIONS



                                      ARTICLE II

                                      AMENDMENT

SECTION 2.1    Amendment to Section 1.1 of the Sale
               and Servicing Agreement.......................................  1
SECTION 2.2    Amendment to Section 2.1(c) of the Sale
               and Servicing Agreement.......................................  1


                                     ARTICLE III

                                    MISCELLANEOUS

SECTION 3.1    Counterparts..................................................  2
SECTION 3.2    Governing Law; Entire Agreement...............................  2
SECTION 3.3    Headings......................................................  2
SECTION 3.4    Sale and Servicing Agreement in Full
               Force and Effect as Amended...................................  2


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          AMENDMENT NO. 4 dated as of May 30, 1997 (the "AMENDMENT") to SALE AND
SERVICING AGREEMENT dated as of December 28, 1995 and amended as of June 12, 1996, September 30, 1996 and December 20, 1996 (as amended, the "SALE AND SERVICING AGREEMENT"), among Olympic Automobile Receivables Warehouse Trust (the "ISSUER"), Olympic Receivables Finance Corp. II, a Delaware corporation, as Seller (the "SELLER"), Arcadia Financial Ltd. (formerly Olympic Financial Ltd.), a Minnesota corporation, in its individual capacity and as Servicer, (the "SERVICER") and Norwest Bank Minnesota, National Association, a national banking association, as Backup Servicer (the "BACKUP SERVICER").

          WHEREAS, the Issuer, the Seller, the Servicer and the Backup Servicer have entered into the Sale and Servicing Agreement;

          WHEREAS, pursuant to Section 10.1(b) of the Sale and Servicing Agreement, the Issuer, the Seller and the Servicer desire to amend the Sale and Servicing Agreement in certain respects as provided below;

          WHEREAS, each of the Indenture Trustee, the Backup Servicer, a Certificate Majority and a Note Majority has consented to this Amendment as required by Section 10.1(b) of the Sale and Servicing Agreement;

          WHEREAS, it is the intent of the parties that this Amendment be effective as of the date set forth above (the "EFFECTIVENESS DATE");

          NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

          Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

                                      ARTICLE II

                                      AMENDMENT

          SECTION 2.1 AMENDMENT TO SECTION 1.1 OF THE SALE AND SERVICING AGREEMENT. The definition of "REQUISITE AMOUNT" in Section 1.1 of the Sale and Servicing Agreement is hereby amended by deleting each reference to "4.0%" and substituting therefor "6.0%".

          SECTION 2.2 AMENDMENT TO SECTION 2.1(c) OF THE SALE AND SERVICING AGREEMENT. Clause (B) of Section 2.1(c)(2)(ix) of


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the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

          (B) the Portfolio Loss Ratio shall exceed 2.50%, provided that on or before August 29, 1997, no Purchase Termination Event shall be declared as long as the Portfolio Loss Ratio shall not, as of any Determination Date, exceed 4.0%;

                                     ARTICLE III

                                    MISCELLANEOUS

          SECTION 3.1 COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when the Servicer shall have received (a) counterparts hereof of executed on behalf of the Issuer, the Seller (including in its capacity as a Certificateholder) and the Servicer, (b) the consents of the Backup Servicer, the Indenture Trustee and JPMD, as a Certificateholder, and as Administrative Agent for Delaware Funding Corporation, the sole Noteholder, to the terms of this Amendment and (c) evidence of written notice to Standard & Poor's and Moody's of this Amendment.

          SECTION 3.2 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the Sale and Servicing Agreement (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 3.3 HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof or thereof.

          SECTION 3.4 SALE AND SERVICING AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Sale and Servicing Agreement shall remain in full force and effect. All reference to the Sale and Servicing Agreement in any other document or instrument shall be deemed to mean the Sale and Servicing Agreement, as attended by this Amendment. This Amendment shall not constitute a novation of the Sale and Servicing Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Sale and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Sale and Servicing Agreement were set forth herein.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                                   ISSUER:

                                   OLYMPIC AUTOMOBILE RECEIVABLES
                                   WAREHOUSE TRUST

                                   By:  WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as Owner
                                        Trustee



                                   By:
                                      ---------------------------
                                      Name:
                                      Title:


                                   SELLER AND CERTIFICATEHOLDER:

                                   OLYMPIC RECEIVABLES FINANCE CORP. II



                                   By:
                                      ---------------------------
                                      Name:
                                      Title:


                                   SERVICER:

                                   ARCADIA FINANCIAL LTD.,
                                     in its individual capacity
                                     and as Servicer



                                   By:
                                      ---------------------------
                                      Name:
                                      Title:


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                                   AGREED AND CONSENTED:

                                   BACKUP SERVICER:

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Backup Servicer



                                   By:
                                      ---------------------------
                                      Name:
                                      Title:


                                   INDENTURE TRUSTEE:

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Indenture Trustee



                                   By:
                                      ---------------------------
                                      Name:
                                      Title:


                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Certificateholder, and as Administrative Agent for Delaware Funding Corporation, as sole Noteholder



                                   By:
                                      ---------------------------
                                      Name:
                                      Title:


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